UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

W ashington, D. C . 20549

FORM 8- K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of T he Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 31, 2008

FelCor Lodging Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14236	75-2541756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_|     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

          (17 CFR 240.14d-2(b))

      |_|     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

          (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

     Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of

               Principal Officers.

      On March 31, 2008, David C. Kloeppel tendered to the Company his resignation as a Class II director of FelCor Lodging Trust Incorporated (the “Company”), effective upon the election of his successor. On March 31, 2008, the Company’s Corporate Governance and Nominating Committee nominated Mark D. Rozells to succeed Mr. Kloeppel.

      On April 1, 2008, the Company’s Board of Directors accepted Mr. Kloeppel’s resignation and appointed Mr. Rozells to succeed Mr. Kloeppel as a Class II director. Mr. Rozells is the founder and President of Inversiones Latinoamericanas S.A., a private real estate investment and development company. From September 2005 to October 2006, Mr. Rozells served as Managing Director of Procinea Management LLC, a privately-held start-up investment firm focused on developing investment and financing strategies for non-traditional assets, including motion picture, television and electronic game content. From June 2003 to July 2005, Mr. Rozells served as President and Chief Executive Officer of DMX Music, Inc., a leading provider of music and in-store entertainment services via cable, satellite and the internet. In February 2005, DMX Music, Inc. and certain of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The filing was made in connection with and as required by an agreement for the sale of all of the assets of DMX Music. From April 2000 to June 2003, Mr. Rozells served as Executive Vice President and Chief Financial Officer of Liberty Digital, Inc., a publicly-held new media and music content production and distribution company that was majority-owned by Liberty Media Corporation. From March 1998 to April 2000, Mr. Rozells was Senior Vice President, Finance and Treasurer of Starwood Hotels & Resorts Worldwide, Inc., and prior to his service at Starwood, Mr. Rozells held treasury and finance positions with The Walt Disney Company, Imperial Corporation of America and Allied Signal, Inc. Mr. Rozells is a Chartered Financial Analyst.

     Mr. Rozells is not a party to any arrangement or understanding with any person pursuant to which he was appointed as a director, nor is Mr. Rozells a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

     Not applicable.

(b)     Pro forma financial information.

     Not applicable.

(c)     Exhibits.

     The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit

99.1	Press release issued by the Company on April 1, 2008 , announcing the appointment of Mark D. Rozells as a member of the Board of Directors of the Company.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED

Date: April 1, 2008	By:	/s/ Jonathan H. Yellen
	Name:	Jonathan H. Yellen
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release issued by the Company on April 1, 2008, announcing the appointment of Mark D. Rozells as a member of the Board of Directors of the Company.